UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2010

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3200

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

On August 4, 2010, SkyWest, Inc. (“SkyWest”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Express Delaware Merger Co., an indirect, wholly-owned subsidiary of SkyWest (“SkyWest Subsidiary”), and ExpressJet Holdings, Inc. (“ExpressJet”), pursuant to which the parties to the Merger Agreement propose to consummate a merger between SkyWest Subsidiary and ExpressJet (the “Merger”), as further described in the Initial Report.  The purpose of this Amendment No. 1 to the Initial Report is to file a copy of the transcript of the conference call held by SkyWest on August 4, 2010, in connection with its second quarter financial and operating results and announcement of the Merger (the “Transcript”).  The Transcript is attached hereto as Exhibit 99.2.  Other than as set forth in this Explanatory Note and Exhibit 99.2 filed herewith, no other changes are made to the Initial Report.

Item 1.01  Entry into a Material Definitive Agreement

The Initial Report is incorporated herein by reference.

Item 8.01  Other Events

The statements set forth above under the Explanatory Note are hereby incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.2	Transcript of Conference Call of SkyWest, Inc. held on August 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Dated: August 11, 2010	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President and Chief Financial Officer